Supplement dated November 15, 2001
                         to Prospectus dated May 1, 2001

                      Flexible Payment Deferred Combination
                   Fixed and Variable Life Insurance Contract

                                    issued by

                      The Sage Variable Life Account A and
                      Sage Life Assurance of America, Inc.


         This supplement should be attached to your copy of the prospectus for the flexible payment deferred combination fixed and variable life insurance contract.

1. Effective as of the date of this supplement, the 1 and 2 year Guarantee Periods of the Fixed Account are not available for transfers or as renewal options.

2.   We reserve the right to refuse any initial or additional purchase payment.




LAISUPP134 11/01